UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 27, 2022
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modifications to Rights of Security Holders
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 is incorporated in this Item 3.03 by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
On October 27, 2022, the Board of Directors ("Board") of Voya Financial, Inc. (the "Company") amended and restated the Company's by-laws ("By-laws"), effective October 27, 2022 to increase stockholder access to the Company's Annual Proxy Statement in line with the Universal Proxy Card rule adopted by the Securities and Exchange Commission ("SEC") effective September 1, 2022. The addition of Section 1.11(c) and Section 1.12 to the By-laws provide that stockholder director nominations will be included in the Company's Annual Proxy Statement provided that both the nominating stockholder and the proposed directors meet certain requirements, as well as circumstances under which the Company may omit a stockholder nominee from the Annual Proxy Statement. A copy of the By-laws is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits
3.1    Amended and Restated By-Laws of Voya Financial, Inc., effective October 27, 2022
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ Rachel Reid
Name:    Rachel Reid
Title:    Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: October 27, 2022